CASTELLAN TARGETED INCOME ETF Ticker Symbol: CTIF Listed on Cboe BZX Exchange, Inc.	SUMMARY PROSPECTUS June 9, 2025 https://castellanetf.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated June 9, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://castellanetf.com/ctif. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Castellan Targeted Income ETF (the “Fund”) seeks to provide current income with an opportunity for capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.45%
1 Other Expenses are estimated for the current fiscal year.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$46	$144
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to provide current income with an opportunity for capital appreciation by investing in a select group of companies that have a history of growing their dividends. Castellan Group, LLC’s will serve as the Fund’s sub-adviser (the “Castellan”) and will be responsible for selecting the Fund’s investments. Castellan has developed a proprietary methodology for selecting investments that blends both quantitative and qualitative analysis. The Fund’s portfolio will consist of an equity sleeve of dividend paying stocks and an options sleeve that may provide additional income. Each sleeve is described below.
Equity Sleeve
In selecting equity securities for the Fund, Castellan will first apply a rules-based quantitative screening process that screens U.S.-listed stocks and American Depositary Receipts (ADRs) for companies that have consistently increased their dividends for the last 10 years. Castellan then performs a qualitative review of each company, evaluating a company’s balance sheet strength and financial leverage, earnings growth, free cash flows, short- and long-term payout ratios (i.e., the rate at which a company distributes earnings to its shareholders), the cyclicality of earnings, a company’s leadership position in its industry, and the prospects for the industry. Castellan generally seeks companies that have demonstrated the ability to grow their free cash flows, earnings, and dividends while maintaining their financial strength. Castellan will also consider the quality and reputation of a company’s management team, looking for those teams that have demonstrated the ability to strategically allocate company capital.
The Fund’s’s investment philosophy is based on the belief that dividend growth is a strong indicator of the quality of the company. Castellan believes that dividends are generally a sign of capital discipline, financial well-being, and business sustainability and that they are the hallmark of a high-quality company. At the end of this process, Castellan expects to invest the Fund’s assets in up to 50 mid- and large-capitalization dividend paying companies that satisfy its investment criteria.
Covered Call Options Sleeve
The Fund will also employ an option strategy in which it will opportunistically write (sell) or cover (buy) U.S. exchange-traded covered call options on certain of the equity securities in the Equity Sleeve to seek additional income (in the form of premiums on the options). A call option written (sold) by the Fund will give the holder (buyer) the right to buy a certain equity security at a predetermined strike price from the Fund. A premium is the income received by the writer of the option contract. In selling the covered calls, the Fund effectively sells its ability to participate in gains of the reference security beyond the predetermined strike price in exchange for the premium income received.
The Fund employs an active covered call strategy that seeks to reduce investment risk and enhance total return by tactically selling short-term out-of-the-money covered calls on approximately 20% of the Fund’s Equity Sleeve holdings. Castellan, with the assistance of the Fund’s other sub-adviser, Arin Risk Advisors, LLC (“Arin”), will actively select the strike prices and expiration dates for the call options based on their judgment and market analysis. This investment strategy is not a systematic covered call strategy which involves a fund following a predetermined set of rules to select the underlying assets, strike prices, and expiration dates for all call options without regard to market conditions. Typically, the Fund will write call options with an expiry of 2 to 5 weeks though this period and the differences between the strike prices and the price of the underlying stock will vary. In addition, there may be times (i.e., during a period of extreme market volatility when premiums do not favor call writing) when Castellan instructs Arin not to write any call options on holdings within the Equity Sleeve.
General Portfolio Information
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. The Fund will sell, reduce or close positions according to changes in Castellan’s investment analysis. In addition, Castellan will actively monitor the Fund’s sector diversification, looking to maintain no more than 20% of the Fund’s assets in any one sector.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Large-Capitalization Companies Risk. A large-capitalization companies stock may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data for companies in other markets. Castellan uses quantitative analysis, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, the quantitative investment process relies on proper maintenance of Castellan’s computer systems and, if such systems are not properly maintained the investment analysis may be flawed. The securities selected using quantitative analysis could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends. In addition, the investment analysis used in making investment decisions may not adequately consider certain factors, or may contain design flaws or faulty assumptions, any of which may result in a decline in the value of an investment in the Fund.
Dividend-Paying Common Equity Security Risk. Investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the broader market. Companies that issue dividend-paying stocks are not required to pay or continue paying dividends on such stocks. It is possible that issuers of the stocks held by the Fund will not declare dividends in the future or will reduce or eliminate the payment of dividends (including reducing or eliminating anticipated accelerations or increases in the payment of dividends) in the future.
Growth Investing Risk. The Fund invests in growth securities, which may be more volatile than other types of investments, may perform differently than the market as a whole and may underperform when compared to securities with different investment parameters. Under certain market conditions, growth securities have performed better during the later stages of economic recovery (although there is no guarantee that they will continue to do so). Therefore, growth securities may go in and out of favor over time.
Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Shares and greater risk of loss.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Options Risk. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. Options, may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options, can be highly volatile and the use of options can lower total returns.
Option Writing Risk. Writing call options involves the risk that the Fund may be required to sell the underlying security or instrument (or settle in cash an amount of equal value) at a disadvantageous price or below the market price of such underlying security or instrument, at the time the option is exercised. As the writer of a call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security or instrument covering the option above the sum of the premium and the exercise price, but retains the risk of loss should the price of the underlying security or instrument decline. Additionally, the Fund’s call option writing strategy may not fully protect it against declines in the value of the market.
Derivatives. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument, including market risk, and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In particular, the Fund will have a limited pool of APs that are able to transact in standard exchange-listed options, therefore the pool of competitive markets for the Fund will be small. This can result in increased costs to the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
• Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on Cboe BZX Exchange, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
•Cash Redemption Risk. The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally. Those special risks may arise due to differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.
American Depositary Receipts. The Fund’s investments may be include American Depositary Receipts (ADRs). ADRs are generally subject to the risks of investing directly in foreign securities and, in some cases, there may be less information available about the underlying issuers than would be the case with a direct investment in the foreign issuer. ADRs represent shares of foreign-based corporations. Investment in ADRs may be more or less liquid than the underlying shares in their primary trading market.
Sector Risk. To the extent the Fund invests more heavily in one sector or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors or sub-sectors. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector or sub-sector of the market may have above-average performance during particular periods but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or sub-sectors may adversely affect performance.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s, Sub-Advisers’, or portfolio managers’ success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Adviser, Sub-Advisers, and the portfolio managers and the skill of the Adviser, Sub-Advisers, and/or portfolio managers in evaluating, selecting, and monitoring the Fund’s assets. The Fund could experience losses (realized and unrealized) if the judgment of the Adviser, Sub-Advisers, or portfolio managers about markets or sectors or the attractiveness of particular investments made for the Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results. Absent unusual circumstances (e.g., the Adviser determines a different security has higher liquidity but offers a similar investment profile as a recommended security), the Adviser will generally follow the Sub-Advisers’ investment recommendations to buy, hold, and sell securities and financial instruments.
In-Kind Contribution Risk. At its launch, the Fund expects to acquire a material amount of assets through one or more in-kind contributions that are intended to qualify as tax-deferred transactions governed by Section 351 of the Internal Revenue Code. If one or more of the in-kind contributions were to fail to qualify for tax-deferred treatment, then the Fund would not take a carryover tax basis in the applicable contributed assets and would not benefit from a tacked holding period in those assets. This could cause the Fund to incorrectly calculate and report to shareholders the amount of gain or loss recognized and/or the character of gain or loss (e.g., as long-term or short-term) on the subsequent disposition of such assets.

New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://castellanetf.com.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISERS

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Advisers:	Castellan Group, LLC and Arin Risk Advisors, LLC
PORTFOLIO MANAGERS
The Fund’s portfolio is managed on a day-to-day basis by R. Kevin Storn and Barry Brauch of Castellan and Lawrence Lempert of Arin. They have served as portfolio managers of the Fund since its inception.
PURCHASE AND SALE OF SHARES
The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares known as “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.